Contingencies	9 Months Ended
Sep. 30, 2018
Disclosure of contingent liabilities [abstract]
Contingencies
18.   Contingencies

Due to the size, complexity and nature of the Company’s operations, various legal and tax matters arise in the ordinary course of business. The Company accrues for such items when a liability is both probable and the amount can be reasonably estimated. The Company accrued $0.1 million (MXP 2.5 million) in the consolidated financial statements as at September 30, 2018 as a probable obligation for the disallowance of value added taxes related to a Mexican tax reassessment originally received in December 2010. Further details of the reassessment are disclosed in Note 22 of the consolidated financial statements for the year ended December 31, 2017.